Exhibit 99.2

PartnerRe Ltd.

Financial Supplement

Financial Information

as at September 30, 2012

(unaudited)

The following financial supplement is provided to assist in your understanding of

PartnerRe Ltd.

This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company’s Annual

Report on Form 10-K/A and Quarterly Reports on Form 10-Q.

PartnerRe Ltd.

Financial Supplement - September 30, 2012

Table of Contents

Page

Regulation G and Basis of Presentation
Consolidated Financial Statements
Consolidated Income Statements	1-2
Condensed Consolidated Balance Sheets	3
Condensed Consolidated Statements of Cash Flows	4-5
Consolidated Statements of Comprehensive Income (Loss)	6
Segment Information
For the three months ended September 30, 2012 and 2011	7-8
For the nine months ended September 30, 2012 and 2011	9-10
Non-life segment	11-12
North America sub-segment	13-14
Global (Non-U.S.) P&C sub-segment	15-16
Global (Non-U.S.) Specialty sub-segment	17-18
Catastrophe sub-segment	19-20
Life segment	21-22
Corporate and Other	23-24
Distribution of Premiums
Distribution of Premiums by line of business, geography and production source	25-26
Distribution of Premiums by reinsurance type	27-28
Investments
Investment Portfolio	29
Distribution of Corporate Bonds	30
Distribution of Equities	31
Distribution of Mortgage/Asset-Backed Securities	32
Other Invested Assets including Private Markets and Derivative Exposures	33
Funds Held - Directly Managed Portfolio	34
Distribution of Corporate Bonds - Funds Held - Directly Managed Portfolio	35
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)	36-37
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses) on Funds Held - Directly Managed Portfolio	38-39
Loss Reserves
Analysis of Unpaid Losses and Loss Expenses	40-41
Analysis of Policy Benefits for Life and Annuity Contracts	42-43
Reserve Development	44-45
Natural Catastrophe Probable Maximum Losses (PMLs)	46
Reconciliation of GAAP and non-GAAP measures	47-49
Diluted Book Value per Common Share - Treasury Stock Method	50
Diluted Book Value per Common Share - Rollforward	51-53

PartnerRe Ltd.

Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has also included certain non-GAAP financial measures within the meaning of Regulation G. Management believes that these non-GAAP financial measures are important to investors, analysts, rating agencies and others who use the Company’s financial information and will help provide a consistent basis for comparison between quarters and for comparison with other companies within the industry. However, investors should consider these non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.

The reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures in accordance with Regulation G is included within the relevant tables.

Operating Earnings (Loss) available to Common Shareholders (Operating Earnings (Loss)), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating Return on Beginning Diluted Book Value per Common Share and Common Share Equivalents Outstanding (Annualized Operating ROE): The Company uses Operating Earnings (Loss), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating ROE to measure performance, as these measures focus on the underlying fundamentals of the Company’s operations. Operating Earnings (Loss) exclude the impact of net realized and unrealized gains and losses on investments, net of tax, net foreign exchange gains and losses, net of tax, and the interest in earnings (losses) of equity investments, net of tax, where the investee’s operations are not insurance or reinsurance related and where the Company does not control the investee companies’ activities, and are calculated after preferred dividends. The Company calculates Diluted Operating Earnings (Loss) per Common Share using Operating Earnings (Loss) for the period divided by the weighted average number of common shares and common share equivalents outstanding. The Company calculates Annualized Operating ROE using annualized Diluted Operating Earnings (Loss) per Common Share for the period divided by the Diluted Book Value per common share and common share equivalents outstanding as of the beginning of the year. Operating Earnings (Loss) and Diluted Operating Earnings (Loss) per Common Share should not be viewed as a substitute for Net Income (Loss) or Diluted Net Income (Loss) per Common Share prepared in accordance with GAAP. Annualized Operating ROE supplements GAAP information.

Book Value excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Book Value excluding NURGL) and Diluted Book Value per Common Share and Common Share Equivalents Outstanding (Diluted Book Value per Common Share) excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Diluted Book Value excluding NURGL): The Company calculates Book Value excluding NURGL using common shareholders’ equity less net unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. Book Value excluding NURGL focuses on the underlying fundamentals of the Company’s financial position without the impact of interest rates and credit spreads on the unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. The Company calculates Diluted Book Value excluding NURGL using Book Value excluding NURGL divided by the weighted average number of common shares and common share equivalents outstanding.

Total Capital: The Company calculates Total Capital as the sum of total shareholders’ equity, long-term debt, senior notes and capital efficient notes. The Company uses Total Capital as a measure to manage the capital structure of the Company.

Basis of Presentation

Effective January 1, 2011, the Company redefined its Operating Earnings (Loss), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating ROE calculations. Following the redefinition, Operating Earnings (Loss) exclude the impact of net foreign exchange gains and losses, net of tax, in addition to net realized and unrealized gains and losses on investments, net of tax, and certain of the interest in earnings (losses) of equity investments, net of tax, and are calculated after preferred dividends. In addition, following the redefinition, Annualized Operating ROE is calculated on a diluted per share basis. All periods presented have been recast to reflect the Company’s redefined non-GAAP measures. For a reconciliation of the previously published non-GAAP measures for the year ended December 31, 2010 to the redefined non-GAAP measures, see the Company’s financial supplement as of December 31, 2011.

The Company’s Non-life sub-segment information has been recast for all periods presented to reflect the redefined financial reporting segments, as announced by the Company on January 11, 2011. The new presentation continues to include three segments: Non-life, Life, and Corporate and Other. The Non-life segment now has four sub-segments: North America, Global (Non-U.S.) P&C, Global (Non-U.S.) Specialty, and Catastrophe. The Life segment remains unchanged. Paris Re is no longer presented as a separate Non-life sub-segment and its historical results have been recast into the Company’s other Non-life sub-segments. In addition, management responsibilities for certain lines of business and certain other treaties have been redefined, and accordingly, the historical Non-life sub-segment results have been recast to reflect these changes.

PartnerRe Ltd.

Consolidated Income Statements

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	For the three months ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011

Revenues
Gross premiums written	$1,056,076	$1,163,243	$1,567,483	$897,962	$1,095,326

Net premiums written	$1,043,240	$1,136,046	$1,473,286	$879,886	$1,079,557
Decrease (increase) in unearned premiums	193,851	(45,168)	(483,456)	301,515	214,762

Net premiums earned	1,237,091	1,090,878	989,830	1,181,401	1,294,319
Net investment income	135,266	153,506	146,896	155,540	163,647
Net realized and unrealized investment gains	257,429	38,132	192,735	74,553	26,139
Other income	2,744	2,654	2,746	3,072	1,434

Total revenues	1,632,530	1,285,170	1,332,207	1,414,566	1,485,539

Expenses
Losses and loss expenses and life policy benefits	721,137	706,137	576,486	1,069,204	881,626
Acquisition costs	247,058	232,723	211,608	238,772	262,489
Other operating expenses	94,697	106,184	98,174	113,033	103,822
Interest expense	12,224	12,223	12,220	12,219	12,216
Amortization of intangible assets	8,893	8,893	8,893	8,893	9,520
Net foreign exchange losses (gains)	2,015	(7,770)	2,589	(14,655)	(10,587)

Total expenses	1,086,024	1,058,390	909,970	1,427,466	1,259,086

Income (loss) before taxes and interest in earnings (losses) of equity investments	546,506	226,780	422,237	(12,900)	226,453
Income tax expense	64,149	50,136	67,174	3,341	41,803
Interest in earnings (losses) of equity investments	4,349	(498)	5,078	(1,402)	(4,527)

Net income (loss)	$486,706	$176,146	$360,141	$(17,643)	$180,123

Preferred dividends	$15,405	$15,405	$15,405	$15,405	$14,352

Operating earnings (loss) available to common shareholders	$244,406	$142,018	$181,695	$(137,688)	$164,498

Comprehensive income (loss), net of tax	$518,871	$158,044	$376,237	$(22,420)	$126,271

Per Share Data:
Earnings (loss) per common share:
Basic operating earnings (loss)	$3.95	$2.22	$2.78	$(2.06)	$2.43
Net realized and unrealized investment gains, net of tax	3.59	0.29	2.43	0.85	0.09
Net foreign exchange gains (losses), net of tax	0.02	0.02	(0.02)	0.75	—
Interest in earnings (losses) of equity investments, net of tax	0.06	(0.01)	0.08	(0.03)	(0.07)

Basic net income (loss)	$7.62	$2.52	$5.27	$(0.49)	$2.45

Weighted average number of common shares outstanding	61,837.3	63,816.0	65,404.2	66,877.1	67,743.3

Diluted operating earnings (loss)	$3.90	$2.20	$2.76	$(2.06)	$2.41
Net realized and unrealized investment gains, net of tax	3.55	0.29	2.42	0.85	0.09
Net foreign exchange gains (losses), net of tax	0.02	0.02	(0.02)	0.75	—
Interest in earnings (losses) of equity investments, net of tax	0.06	(0.01)	0.08	(0.03)	(0.07)

Diluted net income (loss)	$7.53	$2.50	$5.24	$(0.49)	$2.43

Weighted average number of common shares and common share equivalents outstanding	62,606.8	64,423.0	65,842.8	66,877.1	68,182.0

Dividends declared per common share	$0.62	$0.62	$0.62	$0.60	$0.60

PartnerRe Ltd.

Consolidated Income Statements

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2012	September 30, 2011	December 31, 2011	December 31, 2010

Revenues
Gross premiums written	$3,786,802	$3,735,091	$4,633,054	$4,885,266

Net premiums written	$3,652,571	$3,606,444	$4,486,329	$4,705,116
(Increase) decrease in unearned premiums	(334,772)	(140,091)	161,425	71,355

Net premiums earned	3,317,799	3,466,353	4,647,754	4,776,471
Net investment income	435,669	473,608	629,148	672,782
Net realized and unrealized investment gains (losses)	488,296	(7,860)	66,692	401,482
Other income	8,143	4,843	7,915	10,470

Total revenues	4,249,907	3,936,944	5,351,509	5,861,205

Expenses
Losses and loss expenses and life policy benefits	2,003,759	3,303,366	4,372,570	3,283,618
Acquisition costs	691,388	699,589	938,361	972,537
Other operating expenses	299,055	321,813	434,846	539,751
Interest expense	36,668	36,730	48,949	44,413
Amortization of intangible assets	26,679	27,512	36,405	31,461
Net foreign exchange (gains) losses	(3,165)	(20,020)	(34,675)	20,686

Total expenses	3,054,384	4,368,990	5,796,456	4,892,466

Income (loss) before taxes and interest in earnings (losses) of equity investments	1,195,523	(432,046)	(444,947)	968,739
Income tax expense	181,458	65,632	68,972	128,784
Interest in earnings (losses) of equity investments	8,929	(4,970)	(6,372)	12,597

Net income (loss)	$1,022,994	$(502,648)	$(520,291)	$852,552

Preferred dividends	$46,216	$31,614	$47,020	$34,525

Operating earnings (loss) available to common shareholders	$568,119	$(503,921)	$(641,609)	$491,807

Comprehensive income (loss), net of tax	$1,053,153	$(514,571)	$(536,991)	$771,681

Per Share Data:
Earnings (loss) per common share:
Basic operating earnings (loss)	$8.92	$(7.43)	$(9.50)	$6.40
Net realized and unrealized investment gains (losses), net of tax	6.27	(0.61)	0.23	3.92
Net foreign exchange gains, net of tax	0.02	0.24	0.98	0.17
Interest in earnings (losses) of equity investments, net of tax	0.13	(0.08)	(0.11)	0.16

Basic net income (loss)	$15.34	$(7.88)	$(8.40)	$10.65

Weighted average number of common shares outstanding	63,679.1	67,788.4	67,558.7	76,839.5

Diluted operating earnings (loss)	$8.84	$(7.43)	$(9.50)	$6.29
Net realized and unrealized investment gains (losses), net of tax	6.21	(0.61)	0.23	3.86
Net foreign exchange gains, net of tax	0.01	0.24	0.98	0.16
Interest in earnings (losses) of equity investments, net of tax	0.13	(0.08)	(0.11)	0.15

Diluted net income (loss)	$15.19	$(7.88)	$(8.40)	$10.46

Weighted average number of common shares and common share equivalents outstanding	64,284.1	67,788.4	67,558.7	78,234.3

Dividends declared per common share	$1.86	$1.75	$2.35	$2.05

PartnerRe Ltd.

Condensed Consolidated Balance Sheets

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	September 30, 2012		June 30, 2012		March 31, 2012		December 31, 2011		September 30, 2011		December 31, 2010

Assets
Total investments	$15,912,719		$15,031,945		$15,754,854		$15,287,245		$15,789,856		$14,297,867
Funds held - directly managed	1,188,186		1,233,008		1,264,383		1,268,010		1,322,761		1,772,118
Cash and cash equivalents	1,336,362		1,512,418		1,210,229		1,342,257		1,073,432		2,111,084
Accrued investment income	175,066		160,392		181,898		189,074		198,503		201,928
Reinsurance balances receivable	2,329,907		2,358,432		2,571,038		2,059,976		2,313,538		2,076,884
Reinsurance recoverable on paid and unpaid losses	369,960		434,083		432,059		397,788		447,015		382,878
Funds held by reinsured companies	805,178		783,311		799,988		796,290		814,950		937,032
Deferred acquisition costs	602,660		620,277		636,537		547,202		602,275		595,557
Goodwill	455,533		455,533		455,533		455,533		455,533		455,533
Intangible assets	107,188		116,081		124,974		133,867		142,760		178,715
Other assets	357,371		366,483		364,163		378,131		458,490		354,775

Total assets	$23,640,130		$23,071,963		$23,795,656		$22,855,373		$23,619,113		$23,364,371

Liabilities
Unpaid losses and loss expenses	$10,761,302		$10,661,012		$11,143,354		$11,273,091		$11,352,599		$10,666,604
Policy benefits for life and annuity contracts	1,703,147		1,635,547		1,707,982		1,645,662		1,678,201		1,750,410
Unearned premiums	1,810,881		2,008,384		2,017,177		1,448,841		1,787,351		1,599,139
Other reinsurance balances payable	504,820		496,020		522,701		443,873		493,926		491,194
Debt obligations	820,989		820,989		820,989		820,989		820,989		820,989
Other liabilities	959,989		752,418		796,582		755,375		778,364		829,116

Total liabilities	16,561,128		16,374,370		17,008,785		16,387,831		16,911,430		16,157,452

Total shareholders’ equity	7,079,002		6,697,593		6,786,871		6,467,542		6,707,683		7,206,919

Total liabilities and shareholders’ equity	$23,640,130		$23,071,963		$23,795,656		$22,855,373		$23,619,113		$23,364,371

Shareholders’ Equity Per Common Share (excluding preferred shares)	$100.79		$92.78		$90.23		$85.33		$85.82		$95.55

Diluted Book Value Per Common Share and Common Share Equivalents Outstanding (assuming exercise of all share-based awards)	$99.54		$91.88		$89.63		$84.82		$85.26		$93.77

Number of Common Shares and Common Share Equivalents Outstanding	62,136.1		63,164.5		65,751.6		65,715.7		68,188.1		71,312.3

Capital Structure:
Senior notes (1)	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	9%
Capital efficient notes (2)	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1
Preferred shares, aggregate liquidation value	893,750	11	893,750	12	893,750	12	893,750	12	893,750	12	520,000	7
Common shareholders’ equity	6,185,252	78	5,803,843	77	5,893,121	77	5,573,792	77	5,813,933	77	6,686,919	83

Total Capital	$7,892,386	100%	$7,510,977	100%	$7,600,255	100%	$7,280,926	100%	$7,521,067	100%	$8,020,303	100%

(1)

PartnerRe Finance A LLC and PartnerRe Finance B LLC, the issuers of the senior notes, do not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $250.0 million and $500.0 million, respectively, on its Condensed Consolidated Balance Sheets.

(2)	PartnerRe Finance II, the issuer of the capital efficient notes, does not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $71.0 million on its Condensed Consolidated Balance Sheets.

PartnerRe Ltd.

Condensed Consolidated Statements of Cash Flows

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the three months ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011

Net cash provided by (used in) operating activities:

Underwriting operations (1)	$152	$(75)	$(68)	$(140)	$(314)

Investment income	160	204	188	189	167

Taxes and foreign exchange	(25)	(26)	(41)	(59)	(12)

Net cash provided by (used in) operating activities	$287	$103	$79	$(10)	$(159)

Net cash provided by (used in) operating activities	$287	$103	$79	$(10)	$(159)

Net cash (used in) provided by investing activities	(335)	492	(168)	519	(292)

Net cash used in financing activities	(141)	(266)	(50)	(223)	(55)

Effect of foreign exchange rate changes on cash	13	(27)	7	(17)	(28)

(Decrease) increase in cash and cash equivalents	(176)	302	(132)	269	(534)

Cash and cash equivalents - beginning of period	1,512	1,210	1,342	1,073	1,607

Cash and cash equivalents - end of period	$1,336	$1,512	$1,210	$1,342	$1,073

(1)	For the three months ended September 30, 2011, net cash provided by underwriting operations includes approximately $58 million of cash related to the release of assets from the Funds Held - Directly Managed Portfolio.

PartnerRe Ltd.

Condensed Consolidated Statements of Cash Flows

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2012	September 30, 2011	December 31, 2011	December 31, 2010

Net cash provided by operating activities:

Underwriting operations (1)	$10	$111	$(29)	$650

Investment income	551	542	731	762

Taxes and foreign exchange	(92)	(69)	(128)	(185)

Net cash provided by operating activities	$469	$584	$574	$1,227

Net cash provided by operating activities	$469	$584	$574	$1,227

Net cash (used in) provided by investing activities	(11)	(1,599)	(1,080)	1,102

Net cash used in financing activities	(458)	(19)	(242)	(922)

Effect of foreign exchange rate changes on cash	(6)	(4)	(21)	(34)

(Decrease) increase in cash and cash equivalents	(6)	(1,038)	(769)	1,373

Cash and cash equivalents - beginning of period	1,342	2,111	2,111	738

Cash and cash equivalents - end of period	$1,336	$1,073	$1,342	$2,111

(1)	For the nine months ended September 30, 2011 and for the year ended December 31, 2011, net cash provided by underwriting operations includes approximately $358 million of cash related to the release of assets from the Funds Held - Directly Managed Portfolio.

PartnerRe Ltd.

Consolidated Statements of Comprehensive Income (Loss)

(Expressed in thousands of U.S. dollars)

(Unaudited)

		For the three months ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011

Net income (loss)	$486,706	$176,146	$360,141	$(17,643)	$180,123

Change in currency translation adjustment	32,992	(19,157)	17,207	(960)	(54,958)
Change in net unrealized gains or losses on investments, net of tax	(237)	(239)	(242)	(204)	(244)
Change in unfunded pension obligation, net of tax	(590)	1,294	(869)	(3,613)	1,350

Comprehensive income (loss)	$518,871	$158,044	$376,237	$(22,420)	$126,271

	For the nine months ended		For the year ended
	September 30, 2012	September 30, 2011	December 31, 2011	December 31, 2010

Net income (loss)	$1,022,994	$(502,648)	$(520,291)	$852,552

Change in currency translation adjustment	31,042	(10,874)	(11,834)	(66,742)
Change in net unrealized gains or losses on investments, net of tax	(718)	(745)	(949)	(4,908)
Change in unfunded pension obligation, net of tax	(165)	(304)	(3,917)	(9,221)

Comprehensive income (loss)	$1,053,153	$(514,571)	$(536,991)	$771,681

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the three months ended September 30, 2012
	North America	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non- life segment	Life segment	Corporate and Other	Total

Gross premiums written	$311	$123	$360	$75	$869	$187	$—	$1,056

Net premiums written	$311	$122	$354	$69	$856	$187	$—	$1,043
Decrease in unearned premiums	24	50	9	99	182	8	4	194

Net premiums earned	$335	$172	$363	$168	$1,038	$195	$4	$1,237
Losses and loss expenses and life policy benefits	(251)	(110)	(161)	(39)	(561)	(157)	(3)	(721)
Acquisition costs	(83)	(42)	(79)	(15)	(219)	(27)	(1)	(247)

Technical result	$1	$20	$123	$114	$258	$11	$—	$269

Other income					1	1	1	3
Other operating expenses					(58)	(12)	(25)	(95)

Underwriting result					$201	$—	n/a	$177

Net investment income						15	120	135

Allocated underwriting result (1)						$15	n/a	n/a

Net realized and unrealized investment gains							257	257
Interest expense							(12)	(12)
Amortization of intangible assets							(9)	(9)
Net foreign exchange losses							(2)	(2)
Income tax expense							(64)	(64)
Interest in earnings of equity investments							5	5

Net income							n/a	$487

Loss ratio (2)	74.9%	63.9%	44.4%	23.3%	54.1%
Acquisition ratio (3)	24.8	24.9	21.7	8.8	21.1

Technical ratio (4)	99.7%	88.8%	66.1%	32.1%	75.2%
Other operating expense ratio (5)					5.5

Combined ratio (6)					80.7%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.
(2)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(3)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(4)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(5)	Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(6)	Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the three months ended September 30, 2011
	North America	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non- life segment	Life segment	Corporate and Other	Total

Gross premiums written	$288	$144	$368	$95	$895	$194	$6	$1,095

Net premiums written	$287	$144	$360	$89	$880	$194	$6	$1,080
Decrease in unearned premiums	42	49	2	110	203	9	2	214

Net premiums earned	$329	$193	$362	$199	$1,083	$203	$8	$1,294
Losses and loss expenses and life policy benefits	(192)	(102)	(247)	(169)	(710)	(168)	(4)	(882)
Acquisition costs	(80)	(52)	(82)	(15)	(229)	(33)	—	(262)

Technical result	$57	$39	$33	$15	$144	$2	$4	$150

Other income					1	—	—	1
Other operating expenses					(69)	(12)	(23)	(104)

Underwriting result					$76	$(10)	n/a	$47

Net investment income						19	145	164

Allocated underwriting result (1)						$9	n/a	n/a

Net realized and unrealized investment gains							26	26
Interest expense							(12)	(12)
Amortization of intangible assets							(9)	(9)
Net foreign exchange gains							11	11
Income tax expense							(42)	(42)
Interest in losses of equity investments							(5)	(5)

Net income							n/a	$180

Loss ratio (2)	58.4%	52.9%	68.3%	85.0%	65.6%
Acquisition ratio (3)	24.3	26.9	22.7	7.4	21.1

Technical ratio (4)	82.7%	79.8%	91.0%	92.4%	86.7%
Other operating expense ratio (5)					6.4

Combined ratio (6)					93.1%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the nine months ended September 30, 2012
	North America	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non- life segment	Life segment	Corporate and Other	Total

Gross premiums written	$924	$600	$1,178	$475	$3,177	$604	$6	$3,787

Net premiums written	$922	$596	$1,098	$429	$3,045	$601	$6	$3,652
Increase in unearned premiums	(59)	(100)	(64)	(98)	(321)	(12)	(1)	(334)

Net premiums earned	$863	$496	$1,034	$331	$2,724	$589	$5	$3,318
Losses and loss expenses and life policy benefits	(568)	(327)	(569)	(58)	(1,522)	(479)	(3)	(2,004)
Acquisition costs	(218)	(120)	(241)	(30)	(609)	(82)	—	(691)

Technical result	$77	$49	$224	$243	$593	$28	$2	$623

Other income					2	3	3	8
Other operating expenses					(187)	(38)	(74)	(299)

Underwriting result					$408	$(7)	n/a	$332

Net investment income						49	387	436

Allocated underwriting result (1)						$42	n/a	n/a

Net realized and unrealized investment gains							488	488
Interest expense							(37)	(37)
Amortization of intangible assets							(27)	(27)
Net foreign exchange gains							3	3
Income tax expense							(181)	(181)
Interest in earnings of equity investments							9	9

Net income							n/a	$1,023

Loss ratio (2)	65.9%	65.9%	55.1%	17.4%	55.9%
Acquisition ratio (3)	25.2	24.3	23.3	9.1	22.3

Technical ratio (4)	91.1%	90.2%	78.4%	26.5%	78.2%
Other operating expense ratio (5)					6.9

Combined ratio (6)					85.1%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the nine months ended September 30, 2011
	North America	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non- life segment	Life segment	Corporate and Other	Total

Gross premiums written	$868	$585	$1,092	$581	$3,126	$597	$12	$3,735

Net premiums written	$868	$581	$1,007	$542	$2,998	$596	$12	$3,606
(Increase) decrease in unearned premiums	(18)	(14)	14	(110)	(128)	(8)	(4)	(140)

Net premiums earned	$850	$567	$1,021	$432	$2,870	$588	$8	$3,466
Losses and loss expenses and life policy benefits	(556)	(379)	(675)	(1,209)	(2,819)	(479)	(5)	(3,303)
Acquisition costs	(210)	(145)	(240)	(16)	(611)	(89)	—	(700)

Technical result	$84	$43	$106	$(793)	$(560)	$20	$3	$(537)

Other income					4	—	1	5
Other operating expenses					(206)	(38)	(78)	(322)

Underwriting result					$(762)	$(18)	n/a	$(854)

Net investment income						50	424	474

Allocated underwriting result (1)						$32	n/a	n/a

Net realized and unrealized investment losses							(8)	(8)
Interest expense							(37)	(37)
Amortization of intangible assets							(27)	(27)
Net foreign exchange gains							20	20
Income tax expense							(66)	(66)
Interest in losses of equity investments							(5)	(5)

Net loss							n/a	$(503)

Loss ratio (2)	65.5%	66.8%	66.1%	279.9%	98.2%
Acquisition ratio (3)	24.6	25.7	23.5	3.5	21.3

Technical ratio (4)	90.1%	92.5%	89.6%	283.4%	119.5%
Other operating expense ratio (5)					7.2

Combined ratio (6)					126.7%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Non-life segment

	For the three months ended
	September 30, 2012 (A)	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011

Net premiums written	$856	$934	$1,255	$690	$880

Net premiums earned	$1,038	$890	$795	$975	$1,083

Losses and loss expenses	(561)	(533)	(427)	(898)	(710)
Acquisition costs	(219)	(207)	(183)	(211)	(229)

Technical result	$258	$150	$185	$(134)	$144

Other income	1	—	1	2	1
Other operating expenses	(58)	(66)	(63)	(78)	(69)

Underwriting result	$201	$84	$123	$(210)	$76

Loss ratio (2)	54.1%	59.9%	53.8%	92.1%	65.6%
Acquisition ratio (3)	21.1	23.2	23.0	21.6	21.1

Technical ratio (4)	75.2%	83.1%	76.8%	113.7%	86.7%
Other operating expense ratio (5)	5.5	7.5	7.9	8.0	6.4

Combined ratio (6)	80.7%	90.6%	84.7%	121.7%	93.1%

(A)

Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2012, net premiums written and net premiums earned include foreign exchange impacts of ($34.6) million and ($48.6) million, respectively, compared to the three months ended September 30, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Non-life segment

	For the nine months ended		For the year ended
	September 30, 2012 (A)	September 30, 2011	December 31, 2011	December 31, 2010

Net premiums written	$3,045	$2,998	$3,688	$3,961

Net premiums earned	$2,724	$2,870	$3,844	$4,029

Losses and loss expenses	(1,522)	(2,819)	(3,717)	(2,657)
Acquisition costs	(609)	(611)	(821)	(856)

Technical result	$593	$(560)	$(694)	$516

Other income	2	4	4	5
Other operating expenses	(187)	(206)	(283)	(317)

Underwriting result	$408	$(762)	$(973)	$204

Loss ratio (2)	55.9%	98.2%	96.7%	65.9%
Acquisition ratio (3)	22.3	21.3	21.3	21.3

Technical ratio (4)	78.2%	119.5%	118.0%	87.2%
Other operating expense ratio (5)	6.9	7.2	7.4	7.8

Combined ratio (6)	85.1%	126.7%	125.4%	95.0%

(A)

Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2012, net premiums written and net premiums earned include foreign exchange impacts of ($62.2) million and ($76.3) million, respectively, compared to the nine months ended September 30, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

North America sub-segment

	For the three months ended
	September 30, 2012 (A)	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011

Net premiums written	$311	$270	$341	$235	$287

Net premiums earned	$335	$290	$238	$285	$329

Losses and loss expenses	(251)	(185)	(133)	(184)	(192)
Acquisition costs	(83)	(69)	(66)	(67)	(80)

Technical result	$1	$36	$39	$34	$57

Loss ratio (2)	74.9%	63.7%	55.9%	64.6%	58.4%
Acquisition ratio (3)	24.8	23.8	27.5	23.6	24.3

Technical ratio (4)	99.7%	87.5%	83.4%	88.2%	82.7%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	42%	37%	47%	40%	37%
Property	22	20	22	18	19
Agriculture	18	31	5	20	25
Credit/Surety	5	5	5	4	5
Multiline	5	4	12	6	5
Motor	4	2	7	9	7
Other	4	1	2	3	2

Total	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2012, net premiums written and net premiums earned include foreign exchange impacts of ($0.8) million and ($1.7) million, respectively, compared to the three months ended September 30, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

North America sub-segment

	For the nine months ended		For the year ended
	September 30, 2012 (A)	September 30, 2011	December 31, 2011	December 31, 2010

Net premiums written	$922	$868	$1,104	$1,026

Net premiums earned	$863	$850	$1,135	$1,038

Losses and loss expenses	(568)	(556)	(741)	(577)
Acquisition costs	(218)	(210)	(276)	(288)

Technical result	$77	$84	$118	$173

Loss ratio (2)	65.9%	65.5%	65.3%	55.6%
Acquisition ratio (3)	25.2	24.6	24.3	27.8

Technical ratio (4)	91.1%	90.1%	89.6%	83.4%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	43%	40%	40%	42%
Property	21	18	18	26
Agriculture	17	20	20	8
Multiline	7	7	7	5
Credit/Surety	5	5	5	6
Motor	4	9	8	11
Other	3	1	2	2

Total	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2012, net premiums written and net premiums earned include foreign exchange impacts of ($2.7) million and ($3.2) million, respectively, compared to the nine months ended September 30, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the three months ended
	September 30, 2012 (A)	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011

Net premiums written	$122	$128	$346	$97	$144

Net premiums earned	$172	$164	$159	$192	$193

Losses and loss expenses	(110)	(119)	(98)	(188)	(102)
Acquisition costs	(42)	(39)	(38)	(45)	(52)

Technical result	$20	$6	$23	$(41)	$39

Loss ratio (2)	63.9%	72.3%	61.6%	97.8%	52.9%
Acquisition ratio (3)	24.9	23.9	23.9	23.6	26.9

Technical ratio (4)	88.8%	96.2%	85.5%	121.4%	79.8%

Distribution of Net Premiums Written by Major Lines of Business:
Property	60%	67%	62%	69%	71%
Motor	30	23	27	18	21
Casualty	10	10	11	13	8

Total	100%	100%	100%	100%	100%

(A)

Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2012, net premiums written and net premiums earned include foreign exchange impacts of ($13.6) million and ($19.5) million, respectively, compared to the three months ended September 30, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the nine months ended		For the year ended
	September 30, 2012 (A)	September 30, 2011	December 31, 2011	December 31, 2010

Net premiums written	$596	$581	$678	$898

Net premiums earned	$496	$567	$759	$914

Losses and loss expenses	(327)	(379)	(567)	(702)
Acquisition costs	(120)	(145)	(191)	(227)

Technical result	$49	$43	$1	$(15)

Loss ratio (2)	65.9%	66.8%	74.7%	76.8%
Acquisition ratio (3)	24.3	25.7	25.1	24.9

Technical ratio (4)	90.2%	92.5%	99.8%	101.7%

Distribution of Net Premiums Written by Major Lines of Business:
Property	62%	70%	70%	66%
Motor	27	20	20	22
Casualty	11	10	10	12

Total	100%	100%	100%	100%

(A)

Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2012, net premiums written and net premiums earned include foreign exchange impacts of ($24.7) million and ($30.2) million, respectively, compared to the nine months ended September 30, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) Specialty sub-segment

	For the three months ended
	September 30, 2012 (A)	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011

Net premiums written	$354	$391	$353	$337	$360

Net premiums earned	$363	$363	$308	$356	$362

Losses and loss expenses	(161)	(213)	(194)	(276)	(247)
Acquisition costs	(79)	(93)	(70)	(88)	(82)

Technical result	$123	$57	$44	$(8)	$33

Loss ratio (2)	44.4%	58.8%	63.2%	77.5%	68.3%
Acquisition ratio (3)	21.7	25.5	22.6	24.6	22.7

Technical ratio (4)	66.1%	84.3%	85.8%	102.1%	91.0%

Distribution of Net Premiums Written by Major Lines of Business:
Aviation/Space	13%	14%	14%	20%	16%
Credit/Surety	18	18	21	19	18
Energy	9	7	4	8	11
Engineering	14	10	11	15	13
Marine	25	23	20	21	20
Specialty casualty	4	9	14	2	4
Specialty property	12	12	9	11	13
Other	5	7	7	4	5

Total	100%	100%	100%	100%	100%

(A)

Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2012, net premiums written and net premiums earned include foreign exchange impacts of ($19.5) million and ($22.2) million, respectively, compared to the three months ended September 30, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) Specialty sub-segment

	For the nine months ended		For the year ended
	September 30, 2012 (A)	September 30, 2011	December 31, 2011	December 31, 2010

Net premiums written	$1,098	$1,007	$1,344	$1,391

Net premiums earned	$1,034	$1,021	$1,376	$1,405

Losses and loss expenses	(569)	(675)	(950)	(985)
Acquisition costs	(241)	(240)	(328)	(292)

Technical result	$224	$106	$98	$128

Loss ratio (2)	55.1%	66.1%	69.1%	70.0%
Acquisition ratio (3)	23.3	23.5	23.8	20.8

Technical ratio (4)	78.4%	89.6%	92.9%	90.8%

Distribution of Net Premiums Written by Major Lines of Business:
Aviation/Space	14%	14%	16%	16%
Credit/Surety	19	21	20	16
Energy	7	8	8	8
Engineering	11	13	14	14
Marine	23	20	20	20
Specialty casualty	9	10	8	11
Specialty property	11	10	10	8
Other	6	4	4	7

Total	100%	100%	100%	100%

(A)

Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2012, net premiums written and net premiums earned include foreign exchange impacts of ($33.1) million and ($36.8) million, respectively, compared to the nine months ended September 30, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Catastrophe sub-segment

	For the three months ended
	September 30, 2012 (A)	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011

Net premiums written	$69	$145	$215	$21	$89

Net premiums earned	$168	$73	$90	$142	$199

Losses and loss expenses	(39)	(16)	(2)	(250)	(169)
Acquisition costs	(15)	(6)	(9)	(11)	(15)

Technical result	$114	$51	$79	$(119)	$15

Loss ratio (2)	23.3%	22.5%	2.1%	175.9%	85.0%
Acquisition ratio (3)	8.8	8.3	10.5	7.6	7.4

Technical ratio (4)	32.1%	30.8%	12.6%	183.5%	92.4%

(A)

Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2012, net premiums written and net premiums earned include foreign exchange impacts of ($0.7) million and ($5.1) million, respectively, compared to the three months ended September 30, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Catastrophe sub-segment

	For the nine months ended		For the year ended
	September 30, 2012 (A)	September 30, 2011	December 31, 2011	December 31, 2010

Net premiums written	$429	$542	$562	$646

Net premiums earned	$331	$432	$574	$672

Losses and loss expenses	(58)	(1,209)	(1,459)	(393)
Acquisition costs	(30)	(16)	(26)	(49)

Technical result	$243	$(793)	$(911)	$230

Loss ratio (2)	17.4%	279.9%	254.2%	58.5%
Acquisition ratio (3)	9.1	3.5	4.5	7.2

Technical ratio (4)	26.5%	283.4%	258.7%	65.7%

(A)

Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2012, net premiums written and net premiums earned include foreign exchange impacts of ($1.7) million and ($6.1) million, respectively, compared to the nine months ended September 30, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Life segment

	For the three months ended
	September 30, 2012 (A)	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011

Net premiums written	$187	$199	$215	$190	$194

Net premiums earned	$195	$200	$194	$203	$203

Life policy benefits	(157)	(173)	(149)	(171)	(168)
Acquisition costs	(27)	(26)	(29)	(28)	(33)

Technical result	$11	$1	$16	$4	$2

Other income	1	1	—	1	—
Other operating expenses	(12)	(13)	(12)	(15)	(12)

Underwriting result	$—	$(11)	$4	$(10)	$(10)

Net investment income	15	17	17	16	19

Allocated underwriting result (1)	$15	$6	$21	$6	$9

Distribution of Net Premiums Written by Major Lines of Business:
Mortality	64%	65%	71%	66%	71%
Longevity	33	32	27	31	26
Health	3	3	2	3	3

Total	100%	100%	100%	100%	100%

(A)

Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2012, net premiums written and net premiums earned include foreign exchange impacts of ($16.7) million and ($18.1) million, respectively, compared to the three months ended September 30, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Life segment

	For the nine months ended		For the year ended
	September 30, 2012 (A)	September 30, 2011	December 31, 2011	December 31, 2010

Net premiums written	$601	$596	$786	$742

Net premiums earned	$589	$588	$792	$744

Life policy benefits	(479)	(479)	(650)	(624)
Acquisition costs	(82)	(89)	(117)	(116)

Technical result	$28	$20	$25	$4

Other income	3	—	1	2
Other operating expenses	(38)	(38)	(53)	(57)

Underwriting result	$(7)	$(18)	$(27)	$(51)

Net investment income	49	50	66	71

Allocated underwriting result (1)	$42	$32	$39	$20

Distribution of Net Premiums Written by Major Lines of Business:
Mortality	67%	73%	71%	70%
Longevity	31	24	26	27
Health	2	3	3	3

Total	100%	100%	100%	100%

(A)

Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2012, net premiums written and net premiums earned include foreign exchange impacts of ($29.8) million and ($31.2) million, respectively, compared to the nine months ended September 30, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Corporate and Other

		For the three months ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011

Technical result	$—	$1	$1	$3	$4

Other income	1	2	1	—	—
Corporate expenses - acquisition related	—	—	—	—	(1)
Corporate expenses	(23)	(22)	(20)	(16)	(19)
Other operating expenses	(2)	(5)	(3)	(4)	(3)

Net investment income	120	136	130	140	145

Net realized and unrealized investment gains	257	38	193	74	26
Interest expense	(12)	(12)	(12)	(12)	(12)
Amortization of intangible assets	(9)	(9)	(9)	(9)	(9)
Net foreign exchange (losses) gains	(2)	8	(3)	15	11
Income tax expense	(64)	(50)	(67)	(3)	(42)
Interest in earnings (losses) of equity investments	5	(1)	5	(2)	(5)

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Corporate and Other

	For the nine months ended		For the year ended
	September 30, 2012	September 30, 2011	December 31, 2011	December 31, 2010

Technical result	$2	$3	$6	$—

Other income	3	1	3	3
Corporate expenses - acquisition related	—	(4)	(4)	(16)
Corporate expenses - voluntary termination plan	—	—	—	(41)
Corporate expenses (1)	(64)	(62)	(79)	(94)
Other operating expenses	(10)	(12)	(16)	(15)

Net investment income	387	424	563	602

Net realized and unrealized investment gains (losses)	488	(8)	67	402
Interest expense	(37)	(37)	(49)	(44)
Amortization of intangible assets	(27)	(27)	(36)	(31)
Net foreign exchange gains (losses)	3	20	34	(21)
Income tax expense	(181)	(66)	(69)	(129)
Interest in earnings (losses) of equity investments	9	(5)	(6)	13

(1)	The Company’s corporate expenses for the year ended December 31, 2010 includes $13 million of corporate expenses related to Paris Re.

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011

Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Property	14%	12%	19%	12%	14%
Casualty	14	10	13	12	11
Motor	5	3	8	4	5
Multiline and other	2	1	3	2	3
Specialty
Agriculture	7	10	3	7	8
Aviation/Space	5	5	4	9	5
Catastrophe	6	13	15	2	8
Credit/Surety	7	8	6	8	7
Energy	3	2	1	3	4
Engineering	5	3	3	6	4
Marine	9	8	5	8	7
Specialty casualty	1	3	3	1	1
Specialty property	4	4	2	4	5
Life	18	18	15	22	18

	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Geography:
North America	38%	39%	33%	34%	37%
Europe	37	36	48	45	38
Asia, Australia and New Zealand	12	13	9	10	13
Latin America, Caribbean and Africa	13	12	10	11	12

	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Production Source:
Broker	73%	77%	72%	68%	74%
Direct	27	23	28	32	26

	100%	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2012	September 30, 2011	December 31, 2011	December 31, 2010

Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Property	16%	16%	15%	18%
Casualty	12	11	11	11
Motor	6	5	5	7
Multiline and other	2	2	2	2
Specialty
Agriculture	6	6	7	4
Aviation/Space	5	4	5	5
Catastrophe	12	15	13	14
Credit/Surety	7	7	7	6
Energy	2	2	2	2
Engineering	3	4	4	4
Marine	7	6	6	6
Specialty casualty	3	3	2	3
Specialty property	3	3	3	2
Life	16	16	18	16

	100%	100%	100%	100%

Distribution of Gross Premiums Written by Geography:
Europe	42%	41%	41%	43%
North America	36	36	36	36
Asia, Australia and New Zealand	11	12	12	10
Latin America, Caribbean and Africa	11	11	11	11

	100%	100%	100%	100%

Distribution of Gross Premiums Written by Production Source:
Broker	74%	73%	72%	73%
Direct	26	27	28	27

	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

		For the three months ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011

Distribution of Gross Premiums Written by Reinsurance Type for the Non-life sub-segment:

North America
Non-Proportional	22%	19%	50%	16%	26%
Proportional	78	81	50	84	74

Total	100%	100%	100%	100%	100%

Global (Non-U.S.) P&C
Non-Proportional	20%	13%	34%	11%	19%
Proportional	80	87	66	89	81

Total	100%	100%	100%	100%	100%

Global (Non-U.S.) Specialty
Non-Proportional	14%	24%	31%	7%	17%
Proportional	86	76	69	93	83

Total	100%	100%	100%	100%	100%

Catastrophe
Non-Proportional	98%	97%	98%	96%	98%
Proportional	2	3	2	4	2

Total	100%	100%	100%	100%	100%

Non-life total
Non-Proportional	25%	33%	49%	13%	29%
Proportional	75	67	51	87	71

Total	100%	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2012	September 30, 2011	December 31, 2011	December 31, 2010

Distribution of Gross Premiums Written by Reinsurance Type Non-life sub-segment:

North America
Non-Proportional	31%	34%	30%	33%
Proportional	69	66	70	67

Total	100%	100%	100%	100%

Global (Non-U.S.) P&C
Non-Proportional	26%	25%	23%	23%
Proportional	74	75	77	77

Total	100%	100%	100%	100%

Global (Non-U.S.) Specialty
Non-Proportional	24%	23%	19%	22%
Proportional	76	77	81	78

Total	100%	100%	100%	100%

Catastrophe
Non-Proportional	98%	98%	98%	99%
Proportional	2	2	2	1

Total	100%	100%	100%	100%

Non-life total
Non-Proportional	37%	41%	35%	38%
Proportional	63	59	65	62

Total	100%	100%	100%	100%

PartnerRe Ltd.

Investment Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	September 30, 2012			June 30, 2012			March 31, 2012			December 31, 2011			September 30, 2011			December 31, 2010

Investments:
Fixed maturities
U.S. government	$958		6%	$922		6%	$1,066		7%	$1,090		7%	$1,162		7%	$673		5%
Government Sponsored Enterprises (GSEs)	25		—	22		—	23		—	26		—	26		—	233		2
U.S. states, territories and municipalities	219		1	127		1	130		1	124		1	101		1	67		—
Non-U.S. sovereign government,supranational and government related	2,638		17	2,651		18	3,070		19	2,964		19	3,230		20	2,819		20
Corporates	6,378		40	5,813		39	6,067		39	5,747		38	6,120		39	6,144		43
Mortgage/asset-backed securities	4,121		26	4,085		27	4,056		26	3,991		26	3,717		24	2,889		20

Total fixed maturities	14,339		90	13,620		91	14,412		92	13,942		91	14,356		91	12,825		90
Short-term investments	161		1	32		—	39		—	42		—	98		1	49		—
Equities	1,072		7	1,050		7	943		6	945		6	1,001		6	1,072		8
Other invested assets	341		2	330		2	361		2	358		3	335		2	352		2

Total investments	$15,913		100%	$15,032		100%	$15,755		100%	$15,287		100%	$15,790		100%	$14,298		100%

Cash and cash equivalents	1,336			1,512			1,210			1,343			1,073			2,111
Total investments and cash	$17,249			$16,544			$16,965			$16,630			$16,863			$16,409

Maturity distribution:
One year or less	$1,175		8%	$872		6%	$597		4%	$571		4%	$576		4%	$930		7%
More than one year through five years	4,071		28	4,193		31	5,038		35	4,923		35	5,580		39	5,022		39
More than five years through ten years	4,232		29	3,696		27	3,954		27	3,713		26	3,840		26	3,418		27
More than ten years	901		7	806		6	806		6	786		6	741		5	615		5

Subtotal	10,379		72	9,567		70	10,395		72	9,993		71	10,737		74	9,985		78
Mortgage/asset-backed securities	4,121		28	4,085		30	4,056		28	3,991		29	3,717		26	2,889		22

Total	$14,500		100%	$13,652		100%	$14,451		100%	$13,984		100%	$14,454		100%	$12,874		100%

Credit quality by market value: (A)
AAA	15%			16%			18%			25%			28%			51%
AA	42			43			42			37			35			9
A	21			21			21			21			21			22
BBB	14			14			13			11			11			11
Below Investment Grade/Unrated	8			6			6			6			5			7

	100%			100%			100%			100%			100%			100%

Expected average duration	3.0	Yrs		3.0	Yrs		2.9	Yrs		2.9	Yrs		3.0	Yrs		3.0	Yrs
Average yield to maturity at market	1.9%			2.3%			2.3%			2.4%			2.5%			2.9%
Average credit quality	A			A			AA			AA			AA			AA

(A)	The decrease in AAA rated securities and the corresponding increase in AA rated securities at March 31, 2012 compared to December 31, 2011 largely reflects Standard & Poor’s decision in January 2012 to downgrade 9 Eurozone sovereign governments. While other rating agencies did not take similar action, it is the Company’s policy to use Standard & Poor’s ratings, when available, to rate its investments.

PartnerRe Ltd.

Distribution of Corporate Bonds

(Expressed in thousands of U.S. dollars)

(Unaudited)

		September 30, 2012
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Invested Assets and cash	Largest Single issuer as a Percentage of Invested Assets and cash
Distribution by sector - Corporate bonds
Finance	$1,374,406	21.6%	8.0%	0.7%
Consumer noncyclical	934,521	14.7	5.4	0.3
Communications	698,074	10.9	4.0	0.4
Utilities	634,086	9.9	3.7	0.3
Energy	461,760	7.2	2.7	0.5
Industrials	422,237	6.6	2.4	0.2
Consumer cyclical	381,541	6.0	2.2	0.3
Government guaranteed corporate debt	379,809	6.0	2.2	0.4
Insurance	254,016	4.0	1.5	0.2
Materials	234,532	3.7	1.4	0.1
Catastrophe bonds	203,168	3.2	1.2	0.2
Longevity and mortality bonds	164,255	2.6	1.0	0.3
Technology	129,931	2.0	0.7	0.1
Real estate investment trusts	96,913	1.5	0.6	0.1
Diversified	8,606	0.1	—	—

Total Corporate bonds	$6,377,855	100.0%	37.0%

Finance sector - Corporate bonds
Banks	$646,233	10.1%	3.7%
Investment banking and brokerage	308,712	4.8	1.8
Financial services	188,029	3.0	1.1
Commercial and consumer finance	187,489	3.0	1.1
Other	43,943	0.7	0.3

Total finance sector - Corporate bonds	$1,374,406	21.6%	8.0%

	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total
Credit quality of finance sector - Corporate bonds
Banks	$57,579	$70,943	$444,964	$71,113	$1,634	$646,233
Investment banking and brokerage	—	—	284,962	22,740	1,010	308,712
Financial services	—	159,363	22,313	5,361	992	188,029
Commercial and consumer finance	—	11,636	79,245	77,231	19,377	187,489
Other	—	12,996	16,360	13,027	1,560	43,943

Total finance sector - Corporate bonds	$57,579	$254,938	$847,844	$189,472	$24,573	$1,374,406

% of total	4%	18%	62%	14%	2%	100%

Concentration of investment risk

The top 10 Corporate bond issues account for 14.6% of the Company’s total corporate bonds. The single largest issue accounts for 1.9% of the Company’s total Corporate bonds.

PartnerRe Ltd.

Distribution of Equities

(Expressed in thousands of U.S. dollars)

(Unaudited)

		September 30, 2012
	Fair Value	Percentage to Total Fair Value of Equities	Percentage to Invested Assets and Cash	Largest Single Issuer as a Percentage of Invested Assets and Cash
Distribution by sector - Equities
Consumer non-cyclical	$127,963	16.8%	0.7%	—%
Energy	118,502	15.5	0.7	0.1
Finance	102,057	13.4	0.6	0.1
Technology	84,125	11.0	0.5	0.1
Communications	69,182	9.1	0.4	—
Insurance	64,983	8.5	0.4	0.1
Industrial	56,220	7.4	0.3	0.1
Consumer cyclical	55,453	7.3	0.3	—
Utilities	28,500	3.7	0.2	—
Basic Materials	28,094	3.7	0.2	—
Real estate investment trusts	26,023	3.4	0.1	0.1
Diversified	1,875	0.2	—	—

Total equities	$762,977	100.0%	4.4%

Mutual funds and exchange traded funds (ETFs)
Funds holding fixed income securities	265,844		1.6
Funds and ETFs holding equities	42,707		0.2

Total equities	$1,071,528		6.2%

Concentration of investment risk

The single largest fund in funds and ETFs holding equities is an emerging markets fixed income fund, which accounts for 17.0% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the top 10 common stock issuers account for 18.7% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the single largest issuer accounts for 3.1% of the Company’s total equities.

PartnerRe Ltd.

Distribution of Mortgage/Asset-Backed Securities (1)

(Expressed in thousands of U.S. dollars)

(Unaudited)

Fixed Maturities - Mortgage/Asset-Backed Securities by type and by rating

	Rating at September 30, 2012
	GNMA	GSEs	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total

U.S. Asset-Backed Securities	$—	$—	$59,772	$72,647	$80,705	$13,343	$366,749	$593,216
U.S. Collaterized Mortgage Obligations	—	2,615	—	5,745	—	—	—	8,360
U.S. Mortgage Backed Securities (MBS)	667,775	2,003,414	—	—	—	—	—	2,671,189
U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	38,203	—	12,194	2,027	2,098	54,522
U.S. MBS Interest Only	52,405	126,703	12,744	—	—	—	92,883	284,735

	$720,180	$2,132,732	$110,719	$78,392	$92,899	$15,370	$461,730	$3,612,022

Non-U.S. Asset-Backed Securities	$—	$—	$68,311	$33,042	$28,119	$—	$—	$129,472
Non-U.S. Collaterized Mortgage Obligations	—	—	179,607	39,290	51,449	—	—	270,346
Non-U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	23,741	—	—	—	—	23,741
Non-U.S. Mortgage Backed Securities (MBS)	—	—	85,299	—	—	—	—	85,299

	$—	$—	$356,958	$72,332	$79,568	$—	$—	$508,858

Total mortgage/asset-backed securities	$720,180	$2,132,732	$467,677	$150,724	$172,467	$15,370	$461,730	$4,120,880

Corporate Securities	—	24,327	—	—	—	—	—	24,327

Total	$720,180	$2,157,059	$467,677	$150,724	$172,467	$15,370	$461,730	$4,145,207

% of total	18%	52%	11%	4%	4%	—%	11%	100%

(1)	In addition to the mortgage/asset-backed securities above, the Company has derivatives exposure to to-be-announced mortgage-backed securities with a notional value of $123.4 million and a carrying value of $1.4 million at September 30, 2012 within Other Invested Assets.

PartnerRe Ltd.

Other Invested Assets including Private Markets and Derivative Exposures

(Expressed in thousands of U.S. dollars)

(Unaudited)

Carrying and Notional Values of Private Markets Investments and Other Invested Assets

	September 30, 2012					June 30, 2012		December 31, 2011
	Investments	Fair Value of Derivatives	Carrying Value	Net Notional Amount of Derivatives	Total Net Exposures (1)	Carrying Value	Total Net Exposures (1)	Carrying Value	Total Net Exposures (1)
Private Markets Investments

Principal Finance - Investments	$133,603	$—	$133,603	$—	$133,603	$149,462	$149,462	$170,092	$170,092
Principal Finance - Derivative Exposure Assumed	—	(2,603)	(2,603)	81,380	78,777	(1,851)	109,861	(2,174)	127,114
Insurance-Linked Securities	—	(1,234)	(1,234)	155,964	154,730	(5,162)	150,802	(968)	135,407
Commodities Futures	—	—	—	—	—	1,728	43,827	(1,756)	46,223
Strategic Investments	204,653	—	204,653	—	204,653	189,616	189,616	179,348	179,348

Total other invested assets - Private Markets Exposure Assumed	338,256	(3,837)	334,419	237,344	571,763	333,793	643,568	344,542	658,184

Other Credit Derivatives - Exposure Assumed	—	253	253	5,000	5,253	272	5,272	246	5,246
Other Credit Derivatives - Protection Purchased	—	(1,055)	(1,055)	(60,000)	(61,055)	(1,120)	(78,579)	(1,193)	(96,154)

Other (2)	9,486	(1,548)	7,938			(2,949)		14,559

Total other invested assets	$347,742	$(6,187)	$341,555			$329,996		$358,154

(1)	The total net exposures originated in Private Markets are $1,748 million at September 30, 2012 ($1,678 million and $1,629 million at June 30, 2012 and December 31, 2011, respectively) . In addition to the net exposures listed above of $572 million ($644 million and $658 million at June 30, 2012 and December 31, 2011, respectively), the Company has the following other net exposures originated in Private Markets:

•

Principal Finance: $720 million of assets listed under Investments - Fixed Maturities and $7 million listed under ‘Investments - Equities for a total exposure of $939 million ($849 million and $824 million at June 30, 2012 and December 31, 2011, respectively) .

•

Insurance -Linked Securities: $374 million of bonds listed under Investments - Fixed Maturities and $38 million of limits on transactions that use reinsurance accounting for a total exposure of $567 million ($560 million and $562 million at June 30, 2012 and December 31, 2011, respectively) .

•

Strategic Investments: $7 million of assets listed under Investments - Fixed Maturities, $28 million under Investments - Equities, and $2 million of assets listed under Other Assets for a total exposure of $242 million ($225 million and $197 million at June 30, 2012 and December 31, 2011, respectively) .

(2)	Other includes foreign currency and fixed income hedging instruments used to manage currency and duration exposure, respectively, and other miscellaneous invested assets.

PartnerRe Ltd.

Funds Held - Directly Managed Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	September 30, 2012			June 30, 2012			March 31, 2012			December 31, 2011			September 30, 2011			December 31, 2010

Investments:
Fixed maturities
U.S. government	$221		21%	$222		20%	$218		19%	$111		11%	$111		10%	$95		6%
Government Sponsored Enterprises (GSEs)	136		13	146		14	157		14	158		15	156		13	193		12
Non-U.S. sovereign government, supranational and government related	273		25	276		25	290		25	275		26	303		26	385		25
Corporates	414		39	419		39	460		40	480		45	531		46	799		52
Mortgage/asset-backed securities	—		—	—		—	—		—	—		—	—		—	12		1

Total fixed maturities	1,044		98	1,063		98	1,125		98	1,024		97	1,101		95	1,484		96
Short-term investments	—		—	11		1	2		—	18		2	35		3	38		3
Other invested assets	17		2	15		1	18		2	16		1	18		2	21		1

Total investments	$1,061		100%	$1,089		100%	$1,145		100%	$1,058		100%	$1,154		100%	$1,543		100%

Cash and cash equivalents	90			64			47			176			135			129
Total investments and cash	$1,151			$1,153			$1,192			$1,234			$1,289			$1,672

Accrued investment income	15			13			14			14			17			20
Other funds held assets/liabilities	22			67			58			20			17			80

Total funds held - directly managed	$1,188			$1,233			$1,264			$1,268			$1,323			$1,772

Maturity distribution:
One year or less	$213		20%	$216		20%	$192		17%	$227		22%	$203		18%	$289		19%
More than one year through five years	622		60	642		60	705		63	573		55	646		57	814		53
More than five years through ten years	182		17	188		17	203		18	215		20	260		23	376		25
More than ten years	27		3	28		3	27		2	27		3	27		2	31		2

Subtotal	1,044		100	1,074		100	1,127		100	1,042		100	1,136		100	1,510		99
Mortgage/asset-backed securities	—		—	—		—	—		—	—		—	—		—	12		1

Total	$1,044		100%	$1,074		100%	$1,127		100%	$1,042		100%	$1,136		100%	$1,522		100%

Credit quality by market value: (A)
AAA	12%			14%			15%			22%			23%			45%
AA	61			59			59			50			50			27
A	22			23			21			24			23			24
BBB	5			4			5			4			4			4

	100%			100%			100%			100%			100%			100%

Expected average duration	2.9	Yrs		2.9	Yrs		3.0	Yrs		2.7	Yrs		2.9	Yrs		3.1	Yrs
Average yield to maturity at market	1.0%			1.3%			1.4%			1.7%			1.8%			2.4%
Average credit quality	AA			AA			AA			AA			AA			AA

(A)	The decrease in AAA rated securities and the corresponding increase in AA rated securities at March 31, 2012 compared to December 31, 2011 largely reflects Standard & Poor’s decision in January 2012 to downgrade 9 Eurozone sovereign governments. While other rating agencies did not take similar action, it is the Company’s policy to use Standard & Poor’s ratings, when available, to rate its investments.

PartnerRe Ltd.

Distribution of Corporate Bonds

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

		September 30, 2012
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Funds Held - Directly Managed Investments and cash	Largest Single issuer as a Percentage of Funds Held - Directly Managed Investments and cash
Distribution by sector - Corporate bonds
Financial	$179,192	43.2%	15.5%	1.2%
Consumer noncyclical	64,416	15.5	5.6	0.8
Energy	50,715	12.2	4.4	0.9
Utilities	27,136	6.5	2.4	0.5
Basic Materials	20,252	4.9	1.8	0.4
Government Guaranteed Corporate Debt	16,835	4.1	1.5	1.1
Communications	16,806	4.1	1.5	0.4
Consumer cyclical	12,815	3.1	1.1	0.7
Technology	12,036	2.9	1.0	0.4
Industrial	9,089	2.2	0.8	0.3
Real estate investment trusts	3,598	0.9	0.3	0.3
Insurance	1,565	0.4	0.1	0.1

Total Corporate bonds	$414,455	100.0%	36.0%

Finance sector - Corporate bonds
Banks	$105,007	25.3%	9.1%
Investment Banking & Brokerage	30,222	7.3	2.6
Financial Services	25,119	6.1	2.2
Commercial & Consumer Finance	14,741	3.5	1.3
Other	4,103	1.0	0.3

Total finance sector - Corporate bonds	$179,192	43.2%	15.5%

	AAA	AA	A	BBB	Total
Credit quality of finance sector - Corporate bonds
Banks	$13,290	$41,455	$44,819	$5,443	105,007
Investment Banking & Brokerage	15,614	—	14,608	—	30,222
Financial Services	142	20,444	4,533	—	25,119
Commercial & Consumer Finance	—	7,952	6,789	—	14,741
Other	—	—	4,103	—	4,103

Total finance sector - Corporate bonds	$29,046	$69,851	$74,852	$5,443	$179,192

% of total	16%	39%	42%	3%	100%

Concentration of investment risk

The Top 10 corporate bond issuers account for 25.2% of the Company’s total corporate bonds within the Funds Held - Directly Managed Portfolio. The single largest issuer accounts for 3.5% of the Company’s total corporate bonds within the Funds Held - Directly Managed portfolio.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011

Fixed maturities	$123,540	$129,900	$133,490	$138,233	$145,861
Short-term investments, cash and cash equivalents	537	628	596	571	887
Equities	4,684	12,992	3,513	4,758	4,322
Funds held and other	10,741	13,330	10,602	11,095	14,522
Funds held - directly managed	6,586	7,577	8,593	11,936	9,180
Investment expenses	(10,822)	(10,921)	(9,898)	(11,053)	(11,125)

Net investment income (1)	$135,266	$153,506	$146,896	$155,540	$163,647

Net realized investment gains on fixed maturities and short-term investments	$43,626	$62,202	$17,398	$73,155	$63,611
Net realized investment gains on equities	5,495	6,370	41,421	25,136	2,480
Net realized (losses) gains on other invested assets	(2,604)	(18,321)	5,205	(27,529)	(97,741)
Change in net unrealized (losses) gains on other invested assets	(1,747)	(14,346)	20,428	(1,360)	(212)
Change in net unrealized investment gains (losses) on fixed maturities and short-term investments	150,046	32,995	47,821	(51,964)	189,956
Change in net unrealized investment gains (losses) on equities	51,260	(32,963)	50,771	57,314	(145,095)
Net other realized and unrealized investment gains	1,899	406	2,961	2,400	1,193
Net realized and unrealized investment gains (losses) on funds held - directly managed	9,454	1,789	6,730	(2,599)	11,947

Net realized and unrealized investment gains	$257,429	$38,132	$192,735	$74,553	$26,139

(1)

Comparisons of net investment income between periods include the impact of foreign exchange variances. For the three months ended September 30, 2012, net investment income includes foreign exchange impacts of ($4.0) million compared to the three months ended September 30, 2011.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2012	September 30, 2011	December 31, 2011	December 31, 2010

Fixed maturities	$386,931	$423,343	$561,576	$580,258
Short-term investments, cash and cash equivalents	1,761	3,271	3,843	8,541
Equities	21,189	15,056	19,815	20,794
Funds held and other	34,673	38,407	49,502	52,794
Funds held - directly managed	22,756	25,984	37,919	51,775
Investment expenses	(31,641)	(32,453)	(43,507)	(41,380)

Net investment income (1)	$435,669	$473,608	$629,148	$672,782

Net realized investment gains on fixed maturities and short-term investments	$123,226	$84,052	$157,207	$173,426
Net realized investment gains on equities	53,287	65,730	90,866	44,736
Net realized losses on other invested assets	(15,719)	(148,766)	(176,295)	(68,568)
Change in net unrealized gains (losses) on other invested assets	4,335	(44,918)	(46,278)	3,742
Change in net unrealized investment gains on fixed maturities and short-term investments	230,862	180,189	128,224	142,634
Change in net unrealized investment gains (losses) on equities	69,068	(159,174)	(101,860)	64,825
Net other realized and unrealized investment gains	5,265	1,217	3,617	13,335
Net realized and unrealized investment gains on funds held - directly managed	17,972	13,810	11,211	27,352

Net realized and unrealized investment gains (losses)	$488,296	$(7,860)	$66,692	$401,482

(1)

Comparisons of net investment income between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2012, net investment income includes foreign exchange impacts of ($6.7) million compared to the nine months ended September 30, 2011.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

		For the three months ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011

Fixed maturities	$6,746	$7,087	$7,620	$7,684	$7,778
Short-term investments, cash and cash equivalents	375	167	171	681	667
Other	262	305	716	3,779	968
Investment expenses	(797)	18	86	(208)	(233)

Net investment income	$6,586	$7,577	$8,593	$11,936	$9,180

Net realized investment gains (losses) on fixed maturities and short-term investments	$41	$108	$(386)	$(496)	$121
Net realized investment gains (losses) on other invested assets	—	—	—	49	(93)
Change in net unrealized investment gains (losses) on fixed maturities and short-term investments	7,690	3,029	5,883	(868)	14,676
Change in net unrealized investment gains (losses) on other invested assets	1,723	(1,348)	1,233	(1,284)	(2,757)

Net realized and unrealized investment gains (losses) on funds held - directly managed	$9,454	$1,789	$6,730	$(2,599)	$11,947

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2012	September 30, 2011	December 31, 2011	December 31, 2010

Fixed maturities	$21,452	$23,859	$31,542	$46,200
Short-term investments, cash and cash equivalents	713	1,224	1,906	1,607
Other	1,284	1,624	5,402	6,078
Investment expenses	(693)	(723)	(931)	(2,110)

Net investment income	$22,756	$25,984	$37,919	$51,775

Net realized investment (losses) gains on fixed maturities and short-term investments	$(238)	$5,866	$5,369	$1,041
Net realized investment (losses) gains of on other invested assets	—	(91)	(42)	1,635
Change in net unrealized investment gains on fixed maturities and short-term investments	16,602	13,182	12,314	27,568
Change in net unrealized investment gains (losses) on other invested assets	1,608	(5,147)	(6,430)	(2,892)

Net realized and unrealized investment gains on funds held - directly managed	$17,972	$13,810	$11,211	$27,352

PartnerRe Ltd.

Analysis of Unpaid Losses and Loss Expenses

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011

Reconciliation of beginning and ending liability for unpaid losses and loss expenses:

Gross liability at beginning of period	$10,661,012	$11,143,354	$11,273,091	$11,352,599	$12,016,271
Reinsurance recoverable at beginning of period	(331,346)	(335,613)	(353,105)	(359,203)	(378,581)

Net liability at beginning of period	10,329,666	10,807,741	10,919,986	10,993,396	11,637,690

Net incurred losses related to:
Current year	753,068	648,522	590,814	949,645	889,469
Prior years	(188,758)	(115,140)	(163,603)	(51,573)	(175,961)

	564,310	533,382	427,211	898,072	713,508

Change in reserve agreement (1)	(39,739)	7,229	(34,792)	(18,682)	(14,630)

Net losses paid	(575,508)	(774,142)	(648,377)	(785,542)	(1,062,917)

Effects of foreign exchange rate changes	174,419	(244,544)	143,713	(167,258)	(280,255)

Net liability at end of period	10,453,148	10,329,666	10,807,741	10,919,986	10,993,396
Reinsurance recoverable at end of period	308,154	331,346	335,613	353,105	359,203

Gross liability at end of period	$10,761,302	$10,661,012	$11,143,354	$11,273,091	$11,352,599

Breakdown of gross liability at end of period:
Case reserves	$5,000,805	$5,000,584	$5,189,842	$5,187,761	$5,198,774
Additional case reserves	411,063	453,035	550,945	495,593	563,690
Incurred but not reported reserves	5,349,434	5,207,393	5,402,567	5,589,737	5,590,135

Gross liability at end of period	$10,761,302	$10,661,012	$11,143,354	$11,273,091	$11,352,599

Breakdown of gross liability at end of period by Non-life sub-segment:
North America	$3,402,697	$3,310,449	$3,292,254	$3,287,364	$3,294,447
Global (Non-U.S.) P&C	2,511,342	2,478,403	2,671,384	2,631,593	2,726,094
Global (Non-U.S.) Specialty	3,773,521	3,781,955	3,930,158	3,922,404	3,902,088
Catastrophe	1,073,742	1,090,205	1,249,558	1,431,730	1,429,970

Gross liability at end of period	$10,761,302	$10,661,012	$11,143,354	$11,273,091	$11,352,599

Unrecognized time value of non-life reserves	$465,899	$493,597	$618,317	$560,860	$614,961

Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	102.0%	145.1%	151.8%	87.5%	149.0%
Non-life paid losses to net premiums earned ratio	55.2%	86.9%	81.5%	80.3%	97.5%

(1)	The change in the reserve agreement is due to (favorable) unfavorable development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.

PartnerRe Ltd.

Analysis of Unpaid Losses and Loss Expenses

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the nine months ended		As at and for the year ended
	September 30, 2012	September 30, 2011	December 31, 2011	December 31, 2010

Reconciliation of beginning and ending liability for unpaid losses and loss expenses:

Gross liability at beginning of period	$11,273,091	$10,666,604	$10,666,604	$10,811,483
Reinsurance recoverable at beginning of period	(353,105)	(348,747)	(348,747)	(336,352)

Net liability at beginning of period	10,919,986	10,317,857	10,317,857	10,475,131

Net incurred losses related to:
Current year	1,992,404	3,303,122	4,252,766	3,137,874
Prior years	(467,501)	(478,884)	(530,457)	(477,883)

	1,524,903	2,824,238	3,722,309	2,659,991

Change in reserve agreement (1)	(67,302)	(42,702)	(61,383)	(66,783)

Net losses paid	(1,998,027)	(2,205,017)	(2,990,559)	(2,579,018)

Effects of foreign exchange rate changes	73,588	99,020	(68,238)	(171,464)

Net liability at end of period	10,453,148	10,993,396	10,919,986	10,317,857
Reinsurance recoverable at end of period	308,154	359,203	353,105	348,747

Gross liability at end of period	$10,761,302	$11,352,599	$11,273,091	$10,666,604

Breakdown of gross liability at end of period:
Case reserves	$5,000,805	$5,198,774	$5,187,761	$4,652,281
Additional case reserves	411,063	563,690	495,593	326,721
Incurred but not reported reserves	5,349,434	5,590,135	5,589,737	5,687,602

Gross liability at end of period	$10,761,302	$11,352,599	$11,273,091	$10,666,604

Breakdown of gross liability at end of period by Non-life sub-segment:
North America	$3,402,697	$3,294,447	$3,287,364	$3,211,622
Global (Non-U.S.) P&C	2,511,342	2,726,094	2,631,593	2,804,937
Global (Non-U.S.) Specialty	3,773,521	3,902,088	3,922,404	3,781,341
Catastrophe	1,073,742	1,429,970	1,431,730	868,704

Gross liability at end of period	$10,761,302	$11,352,599	$11,273,091	$10,666,604

Unrecognized time value of non-life reserves	$465,899	$614,961	$560,860	$949,210

Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	131.0%	78.1%	80.3%	97.0%
Non-life paid losses to net premiums earned ratio	73.2%	76.6%	77.6%	63.9%

(1)	The change in the reserve agreement is due to favorable development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in thousands of U.S. dollars)

(Unaudited)

		As at and for the three months ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011

Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,635,547	$1,707,982	$1,645,662	$1,678,201	$1,726,180
Reinsurance recoverable at beginning of period	(9,635)	(9,221)	(9,874)	(10,633)	(11,624)

Net liability at beginning of period	1,625,912	1,698,761	1,635,788	1,667,568	1,714,556

Net incurred losses related to:
Current year	162,638	170,889	160,204	175,199	163,065
Prior years	(5,811)	1,866	(10,929)	(4,067)	5,053

	156,827	172,755	149,275	171,132	168,118

Net losses paid	(142,721)	(174,862)	(131,047)	(154,225)	(141,734)

Effects of foreign exchange rate changes	53,293	(70,742)	44,745	(48,687)	(73,372)

Net liability at end of period	1,693,311	1,625,912	1,698,761	1,635,788	1,667,568
Reinsurance recoverable at end of period	9,836	9,635	9,221	9,874	10,633

Gross liability at end of period	$1,703,147	$1,635,547	$1,707,982	$1,645,662	$1,678,201

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the nine months ended		As at and for the year ended
	September 30, 2012	September 30, 2011	December 31, 2011	December 31, 2010

Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,645,662	$1,750,410	$1,750,410	$1,615,193
Reinsurance recoverable at beginning of period	(9,874)	(14,739)	(14,739)	(20,465)

Net liability at beginning of period	1,635,788	1,735,671	1,735,671	1,594,728

Net incurred losses related to:
Current year	493,730	475,572	650,771	611,795
Prior years	(14,874)	3,556	(510)	11,832

	478,856	479,128	650,261	623,627

Net losses paid (1)	(448,629)	(564,701)	(718,926)	(419,944)

Effects of foreign exchange rate changes	27,296	17,470	(31,218)	(62,740)

Net liability at end of period	1,693,311	1,667,568	1,635,788	1,735,671
Reinsurance recoverable at end of period	9,836	10,633	9,874	14,739

Gross liability at end of period	$1,703,147	$1,678,201	$1,645,662	$1,750,410

(1)

Net losses paid for the nine months ended September 30, 2011 and for the year ended December 31, 2011 include an approximate $131 million reduction in policy benefits for life and annuity contracts related to the recapture by the cedant of a large longevity treaty that was written on a funds held basis. Contemporaneously, the treaty was rewritten on a net settled mortality swap basis.

PartnerRe Ltd.

Reserve Development

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011

Prior year net favorable (adverse) reserve development:

Non-life segment:
North America	$66,621	$38,764	$61,717	$20,178	$74,769
Global (Non-U.S.) P&C	28,686	17,981	27,683	26,369	34,945
Global (Non-U.S.) Specialty	90,602	58,549	55,428	6,478	30,027
Catastrophe	2,849	(154)	18,775	(1,452)	36,220

Total Non-life net prior year reserve development	$188,758	$115,140	$163,603	$51,573	$175,961

Non-life segment:
Net prior year reserve development due to changes in premiums	$(13,761)	$(35,011)	$(26,333)	$(24,150)	$(8,461)
Net prior year reserve development due to all other factors (2)	202,519	150,151	189,936	75,723	184,422

Total Non-life net prior year reserve development	$188,758	$115,140	$163,603	$51,573	$175,961

Life segment:
Net prior year reserve development due to GMDB (1)	$5,227	$(4,784)	$9,569	$(32)	$(5,475)
Net prior year reserve development due to all other factors (2)	584	2,918	1,360	4,099	422

Total Life net prior year reserve development	$5,811	$(1,866)	$10,929	$4,067	$(5,053)

(1)	The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatility in certain referenced global equity markets. At September 30, 2012, a 10% increase in the referenced global equity market would have decreased reserves by approximately $4.1 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $5.2 million.
(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

PartnerRe Ltd.

Reserve Development

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2012	September 30, 2011	December 31, 2011	December 31, 2010

Prior year net favorable (adverse) reserve development:

Non-life segment:
North America	$167,102	$169,002	$189,180	$165,780
Global (Non-U.S.) P&C	74,350	89,626	115,995	97,539
Global (Non-U.S.) Specialty	204,579	122,497	128,975	170,931
Catastrophe	21,470	97,759	96,307	43,633

Total Non-life net prior year reserve development	$467,501	$478,884	$530,457	$477,883

Non-life segment:
Net prior year reserve development due to changes in premiums	$(75,104)	$(34,351)	$(58,501)	$(7,509)
Net prior year reserve development due to all other factors (2)	542,605	513,235	588,958	485,392

Total Non-life net prior year reserve development	$467,501	$478,884	$530,457	$477,883

Life segment:
Net prior year reserve development due to GMDB (1)	$10,012	$5,277	$5,245	$16,725
Net prior year reserve development due to all other factors (2)	4,862	(8,833)	(4,735)	(28,557)

Total Life net prior year reserve development	$14,874	$(3,556)	$510	$(11,832)

(1)	The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatility in certain referenced global equity markets. At September 30, 2012, a 10% increase in the referenced global equity market would have decreased reserves by approximately $4.1 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $5.2 million.
(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

PartnerRe Ltd.

Natural Catastrophe Probable Maximum Losses (PMLs)

(Expressed in millions of U.S. dollars)

(Unaudited)

Single occurrence estimated net PML exposure (1)

		July 1, 2012		April 1, 2012		January 1, 2012
Zone	Peril	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)

U.S. Southeast	Hurricane	$1,173		$1,253		$1,210
U.S. Northeast	Hurricane	1,000		1,068		1,074
U.S. Gulf Coast	Hurricane	1,069		997		977
Caribbean	Hurricane	272		292		280
Europe	Windstorm	927		884		922
Japan	Typhoon	164		161		128
California	Earthquake	734	$923	856	$1,072	865	$1,086
British Columbia	Earthquake	350	526	355	527	363	542
Japan	Earthquake	502	543	537	578	802	851
Australia	Earthquake	468	582	479	626	478	627
New Zealand	Earthquake	320	339	338	378	347	385

(1)

The PML estimates are pre-tax and net of retrocession and reinstatement premiums. The peril zones in this disclosure are major peril zones for the industry. The Company has exposures in other peril zones that can potentially generate losses greater than the PML estimates in this disclosure.

The Company estimates that the incremental loss at the 1-in-250 year return period from a U.S. hurricane impacting more than one of the three hurricane risk zones in the United States would be 20% higher than the PML of the largest zone impacted. In addition, there is the potential for a hurricane to impact the Caribbean peril zone and one or more U.S. hurricane peril zones.

For more information regarding cautionary language related to the Natural Catastrophe PML disclosure and the forward-looking statements, as well as uncertainties and limitations associated with certain assumptions and the methodology used, you must refer to the “PartnerRe’s Natural Catastrophe PMLs” document which is available on the Company’s website at www.partnerre. com in the Investor Relations section on the Financial Information page under Supplementary Financial Data.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars, except per share data)

(Unaudited)

	For the three months ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011

Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning diluted book value per common share calculated with net income (loss) per share available to common shareholders (1)	35.5%	11.8%	24.7%	(2.1)%	10.4%
Less:
Annualized net realized and unrealized investment gains, net of tax, on beginning diluted book value per common share (1)	16.7	1.3	11.4	3.6	0.4

Annualized net foreign exchange gains (losses), net of tax, on beginning diluted book value per common share (1)	0.1	0.1	(0.1)	3.2	—

Annualized net interest in earnings (losses) of equity investments, net of tax, on beginning diluted book value per common share (1)	0.3	—	0.4	(0.1)	(0.3)

Annualized operating return on beginning diluted book value per common share (1)	18.4%	10.4%	13.0%	(8.8)%	10.3%

Net income (loss)	$486,706	$176,146	$360,141	$(17,643)	$180,123
Less:
Net realized and unrealized investment gains, net of tax	221,825	18,325	159,221	56,384	6,167
Net foreign exchange gains (losses), net of tax	1,418	1,277	(1,630)	50,150	(106)
Interest in earnings (losses) of equity investments, net of tax	3,652	(879)	5,450	(1,894)	(4,788)
Dividends to preferred shareholders	15,405	15,405	15,405	15,405	14,352

Operating earnings (loss) available to common shareholders	$244,406	$142,018	$181,695	$(137,688)	$164,498

Per diluted share:
Net income (loss)	$7.53	$2.50	$5.24	$(0.49)	$2.43
Less:
Net realized and unrealized investment gains, net of tax	3.55	0.29	2.42	0.85	0.09
Net foreign exchange gains (losses), net of tax	0.02	0.02	(0.02)	0.75	—
Interest in earnings (losses) of equity investments, net of tax	0.06	(0.01)	0.08	(0.03)	(0.07)

Operating earnings (loss)	$3.90	$2.20	$2.76	$(2.06)	$2.41

(1)	Excluding preferred shares of $893,750 at January 1, 2012 and $520,000 at January 1, 2011.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars, except per share data)

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2012	September 30, 2011	December 31, 2011	December 31, 2010 (2)

Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning diluted book value per common share calculated with net income (loss) per share available to common shareholders (1)	23.9%	(11.2)%	(9.0)%	12.4%
Less:
Annualized net realized and unrealized investment gains (losses), net of tax, on beginning diluted book value per common share (1)	9.8	(0.9)	0.2	4.6

Annualized net foreign exchange gains, net of tax, on beginning diluted book value per common share (1)	—	0.4	1.0	0.2

Annualized net interest in earnings (losses) of equity investments, net of tax, on beginning diluted book value per common share (1)	0.2	(0.1)	(0.1)	0.2

Annualized operating return on beginning diluted book value per common share (1)	13.9%	(10.6)%	(10.1)%	7.4%

Net income (loss)	$1,022,994	$(502,648)	$(520,291)	$852,552
Less:
Net realized and unrealized investment gains (losses), net of tax	399,371	(41,280)	15,104	301,462
Net foreign exchange gains, net of tax	1,065	16,284	66,433	12,847
Interest in earnings (losses) of equity investments, net of tax	8,223	(5,345)	(7,239)	11,911
Dividends to preferred shareholders	46,216	31,614	47,020	34,525

Operating earnings (loss) available to common shareholders	$568,119	$(503,921)	$(641,609)	$491,807

Per diluted share:
Net income (loss)	$15.19	$(7.88)	$(8.40)	$10.46
Less:
Net realized and unrealized investment gains (losses), net of tax	6.21	(0.61)	0.23	3.86
Net foreign exchange gains, net of tax	0.01	0.24	0.98	0.16
Interest in earnings (losses) of equity investments, net of tax	0.13	(0.08)	(0.11)	0.15

Operating earnings (loss)	$8.84	$(7.43)	$(9.50)	$6.29

(1)	Excluding preferred shares of $893,750 at January 1, 2012 and $520,000 at January 1, 2011 and 2010.
(2)	See basis of presentation for a discussion of the Company’s redefinition of its Operating Earnings (Loss), Operating Earnings (Loss) per diluted common share and Annualized Operating ROE non-GAAP measures. All periods presented reflect the redefined non-GAAP measures and are as previously published except for the year ended December 31, 2010. For a reconciliation of the previously published non-GAAP measures for the year ended December 31, 2010 to the redefined non-GAAP measures, see the Company’s financial supplement as of December 31, 2011.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	December 31, 2010

Reconciliation of GAAP and non-GAAP measures:

Shareholders’ equity	$7,079,002	$6,697,593	$6,786,871	$6,467,542	$6,707,683	$7,206,919
Less:
Preferred shares, aggregate liquidation value	893,750	893,750	893,750	893,750	893,750	520,000

Common shareholders’ equity	6,185,252	5,803,843	5,893,121	5,573,792	5,813,933	6,686,919

Less:
Net unrealized gains on fixed income securities and funds held - directly managed, net of tax	682,956	541,202	504,386	451,946	501,803	364,032

Book value excluding net unrealized gains or losses on fixed income securities and funds held - directly managed, net of tax	$5,502,296	$5,262,641	$5,388,735	$5,121,846	$5,312,130	$6,322,887

Divided by:
Number of common shares and common share equivalents outstanding	62,136.1	63,164.5	65,751.6	65,715.7	68,188.1	71,312.3

Equals:
Diluted book value per common share and common share equivalents outstanding, excluding net unrealized gains or losses on fixed income securities and funds held - directly managed, net of tax	$88.55	$83.32	$81.96	$77.94	$77.90	$88.66

PartnerRe Ltd.

Diluted Book Value per Common Share - Treasury Stock Method (1)

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	December 31, 2010

Basic book value per common share
Total shareholders’ equity	$7,079,002	$6,697,593	$6,786,871	$6,467,542	$6,707,683	$7,206,919
Less: preferred shares, aggregate liquidation value	(893,750)	(893,750)	(893,750)	(893,750)	(893,750)	(520,000)

Common shareholders’ equity	$6,185,252	$5,803,843	$5,893,121	$5,573,792	$5,813,933	$6,686,919

Basic common shares outstanding	61,366.7	62,557.5	65,313.0	65,322.3	67,749.4	69,986.2

Basic book value per common share	$100.79	$92.78	$90.23	$85.33	$85.82	$95.55

Diluted book value per common share

Common shareholders’ equity	$6,185,252	$5,803,843	$5,893,121	$5,573,792	$5,813,933	$6,686,919

Basic common shares outstanding	61,366.7	62,557.5	65,313.0	65,322.3	67,749.4	69,986.2
Add: Stock options and other	2,297.4	1,968.6	1,099.2	809.4	688.6	3,293.4
Add: Restricted stock units	877.6	877.5	780.9	489.0	573.9	940.4
Less: Stock options and other bought back via treasury stock method	(2,405.6)	(2,239.1)	(1,441.5)	(905.0)	(823.8)	(2,907.7)

Diluted common shares and common share equivalents outstanding	62,136.1	63,164.5	65,751.6	65,715.7	68,188.1	71,312.3

Diluted book value per common share	$99.54	$91.88	$89.63	$84.82	$85.26	$93.77

(1)	This method assumes that proceeds received upon exercise of options will be used to repurchase the Company’s common shares at the average market price. Unvested restricted stock and the dilutive impact of the Company’s forward sale contracts, if any, are also added to determine the diluted common shares and common share equivalents outstanding.

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As at and for the three months ended September 30, 2012		As at and for the three months ended September 30, 2011
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity / diluted book value per common share at beginning of period	$5,804	$91.88	$5,738	$83.71

Technical result	269	4.29	150	2.20
Other operating expenses	(95)	(1.51)	(104)	(1.52)
Net investment income	135	2.16	164	2.40
Amortization of intangible assets	(9)	(0.14)	(9)	(0.14)
Other, net	(10)	(0.15)	(12)	(0.16)
Operating income tax expense	(31)	(0.50)	(11)	(0.16)
Preferred dividends	(15)	(0.25)	(14)	(0.21)

Operating earnings	244	3.90	164	2.41

Net realized and unrealized investment gains, net of tax	222	3.55	6	0.09
Net foreign exchange gains (losses), net of tax	2	0.02	—	—
Interest in earnings (losses) of equity investments, net of tax	4	0.06	(4)	(0.07)

Net income available to common shareholders	472	7.53	166	2.43

Common share dividends	(38)	(0.62)	(41)	(0.60)
Change in currency translation adjustment	33	0.53	(55)	(0.81)
(Repurchase) issuance of common shares, net	(85)	0.41	5	0.05
Change in other accumulated comprehensive income or loss, net of tax	(1)	(0.01)	1	0.02

Impact of change in number of common and common share equivalents outstanding	n/a	(0.18)	n/a	0.46

Common shareholders’ equity / diluted book value per common share at end of period	$6,185	$99.54	$5,814	$85.26

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As of and for the nine months ended September 30, 2012		As of and for the nine months ended September 30, 2011
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity / diluted book value per common share at beginning of period	$5,574	$84.82	$6,687	$93.77

Technical result	623	9.69	(537)	(7.91)
Other operating expenses	(299)	(4.65)	(322)	(4.75)
Net investment income	436	6.78	474	6.99
Amortization of intangible assets	(27)	(0.42)	(27)	(0.41)
Other, net	(29)	(0.44)	(32)	(0.47)
Operating income tax expense	(90)	(1.40)	(28)	(0.41)
Preferred dividends	(46)	(0.72)	(32)	(0.47)

Operating earnings (loss)	568	8.84	(504)	(7.43)

Net realized and unrealized investment gains (losses), net of tax	400	6.21	(41)	(0.61)
Net foreign exchange gains, net of tax	1	0.01	16	0.24
Interest in earnings (losses) of equity investments, net of tax	8	0.13	(5)	(0.08)

Net income (loss) available to common shareholders	977	15.19	(534)	(7.88)

Common share dividends	(118)	(1.86)	(118)	(1.75)
Change in currency translation adjustment	31	0.48	(11)	(0.16)
Repurchase of common shares, net	(278)	1.27	(197)	0.24
Preferred shares issuance costs	—	—	(12)	(0.18)
Change in other accumulated comprehensive income or loss, net of tax	(1)	0.01	(1)	(0.01)

Impact of change in number of common and common share equivalents outstanding	n/a	(0.37)	n/a	1.23

Common shareholders’ equity / diluted book value per common share at end of period	$6,185	$99.54	$5,814	$85.26

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As at and for the year ended December 31, 2011		As at and for the year ended December 31, 2010
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity / diluted book value per common share at beginning of period	$6,687	$93.77	$7,126	$84.51

Technical result	(663)	(9.82)	520	6.65
Other operating expenses	(435)	(6.44)	(540)	(6.90)
Net investment income	629	9.31	673	8.60
Amortization of intangible assets	(36)	(0.54)	(31)	(0.40)
Other, net	(42)	(0.61)	(33)	(0.43)
Operating income tax expense	(48)	(0.71)	(62)	(0.79)
Preferred dividends	(47)	(0.69)	(35)	(0.44)

Operating (loss) earnings	(642)	(9.50)	492	6.29

Net realized and unrealized investment gains, net of tax	15	0.23	301	3.86
Net foreign exchange gains, net of tax	67	0.98	13	0.16
Interest in (losses) earnings of equity investments, net of tax	(7)	(0.11)	12	0.15

Net (loss) income available to common shareholders	(567)	(8.40)	818	10.46

Common share dividends	(159)	(2.35)	(158)	(2.05)
Change in currency translation adjustment	(12)	(0.17)	(67)	(0.85)
Repurchase of common shares, net	(358)	0.93	(1,018)	1.15
Preferred shares issuance costs	(12)	(0.18)	—	—
Change in other accumulated comprehensive income or loss, net of tax	(5)	(0.07)	(14)	(0.18)

Impact of change in number of common and common share equivalents outstanding	n/a	1.29	n/a	0.73

Common shareholders’ equity / diluted book value per common share at end of period	$5,574	$84.82	$6,687	$93.77